UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

General Electric Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

GENERAL ELECTRIC COMPANY
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 5, 2020
10:00 a.m. Eastern Time

Westin Boston Waterfront
425 Summer Street
Boston, MA 02210

Directions to the General Electric Company Annual Meeting are available in the proxy statement which can be viewed at www.proxydocs.com/GE.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 5, 2020.

Notice is hereby given that the Annual Meeting of Shareholders of General Electric Company will be held at the Westin Boston Waterfront, 425 Summer Street, Boston, MA 02210 on Tuesday, May 5, 2020 at 10:00 a.m. Eastern Time. Please see the reverse side of this notice for additional information on potential changes to the admission requirements or location of the meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at  www.proxydocs.com/GE

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 23, 2020 to facilitate timely delivery.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Your Board of Directors recommends a vote “FOR” the following nominees:

Election of Directors:	1. Sébastien Bazin	5. Edward Garden	9. Paula Rosput Reynolds
	2. Ashton Carter	6. Thomas Horton	10. Leslie Seidman
	3. H. Lawrence Culp, Jr.	7. Risa Lavizzo-Mourey	11. James Tisch
	4. Francisco D’Souza	8. Catherine Lesjak

Management Proposals — Your Board of Directors recommends a vote “FOR” the following proposals:
12.	Advisory Approval of Our Named Executives’ Compensation
13.	Ratification of KPMG as Independent Auditor for 2020
Shareholder Proposal – Your Board of Directors recommends a vote “AGAINST” the following proposal:
14.	Require the Chairman of the Board to be Independent

THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/GE

●	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on May 4, 2020.

●	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan the QR code to the right for mobile voting.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,
Proxy Statement and Annual Report, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/GE . Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at paper@investorelections.com with “GE Materials Request” in the subject line. The email must include:
●	The 11-digit control number located in the box in the upper right hand corner on the front of this notice.
●	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●	If you choose email delivery you must include the email address.
●	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax Identification Number in the email.

Important Information Regarding Meeting Attendance and Location

We intend to hold our annual meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described in the proxy) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our proxy website (www.ge.com/proxy), and we encourage you to check this website prior to the meeting if you plan to attend.

Dear GE Shareholder,

Enclosed are the GE 2019 Annual Report and the Proxy Statement for the 2020 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed proxy card.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareholders to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareholder meeting materials, GE will make a $1.00 donation to American Forests to help restore national forests throughout the United States. Please sign up at www.ge.com/investor-relations/individual-investors.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.
●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.
●	ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.
●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareholder. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications at 617-443-3400.

Sincerely,

Steve Winoker
 Vice President
 Corporate Investor Communications

MARCH 2020

Steve Winoker
Vice President
Investor Communications

GE
5 Necco Street
Boston, MA 02210 U.S.A.

Dear GE Shareholder,

Enclosed are the GE 2019 Annual Report and the Proxy Statement for the 2020 Annual Meeting. We encourage you to review these materials carefully and use them to participate in this year’s voting.

How you can vote

For your convenience, you can vote your shares online or by phone. Additionally, you can vote by mail. Instructions for voting your shares are included on the enclosed voting information form.

How you can view the proxy materials online

You can also view the enclosed materials online at www.ge.com/annualreport and www.ge.com/proxy.

How you help save a forest by signing up for electronic delivery

To encourage shareholders to take advantage of electronic delivery, we have a program that is helping to improve and preserve the environment — if you elect electronic delivery of your proxy materials for future GE shareholder meeting materials, GE will make a $1.00 donation to American Forests to help restore national forests throughout the United States. Please sign up at www.ge.com/investor-relations/individual-investors.

Benefits of electronic delivery
There are many benefits to receiving your GE information online, including:
●	TIMELINESS: Online information is available while paper copies are still making their way through the postal system.
●	AVAILABILITY: You can access these materials via the Internet, when you choose — 24 hours a day, 7 days a week.
●	ADDITIONAL INFORMATION: Past GE Annual Reports, as well as GE investor presentations, background information about the Company, and news about GE’s strategic and operational progress, are available at the GE Investor Relations Web site at www.ge.com/investor-relations.
●	SAVINGS: Electronic delivery of these materials saves the Company the costs of printing and mailing paper copies. The savings from e-delivery can be substantial.

You are a valued GE shareholder. Thank you for participating in this process and voting your enclosed proxy promptly. If you have any questions, please contact GE Corporate Investor Communications at 617-443-3400.

Sincerely,

Steve Winoker
Vice President
Corporate Investor Communications

MARCH 2020

Steve Winoker
Vice President
Investor Communications

GE
5 Necco Street
Boston, MA 02210 U.S.A.